AMENDMENT NO. 33 TO THE SECOND
                     AMENDED AND RESTATED AGREEMENT OF
         LIMITED PARTNERSHIP OF HOME PROPERTIES OF NEW YORK, L.P.

     This AMENDMENT No. 33 TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF HOME PROPERTIES OF NEW YORK, L.P., dated as of May 22, 2000 (this "Amendment"), is being executed by Home Properties of New York, Inc., a Maryland corporation (the "General Partner"), as the general partner of Home Properties of New York, L.P., a New York limited partnership (the "Partnership"), pursuant to the authority conferred on the General Partner by Section 9.10(b)(iii) of the Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P., dated as of September 23, 1997, as amended (the "Agreement"). Capitalized terms used, but not otherwise defined herein, shall have the respective meanings ascribed thereto in the Agreement.

     WHEREAS, on May 22, 2000, the General Partner filed Articles Supplementary amending its Charter to designate and classify 600,000 shares of authorized but unissued shares of its preferred stock, par value $.01 per share, as shares of its Series C Convertible Cumulative Preferred Stock, par value $.01 per share (the "Series C Preferred Stock");

     WHEREAS, in accordance with Section 3.04 of the Agreement, upon the issuance of any such shares of Series C Preferred Stock, the General Partner will contribute the net cash proceeds from such issuance to the QRS (as defined in the Agreement), which will contribute such net cash proceeds to the Partnership in exchange for a number of Partnership Preferred Units equal to the number of shares of Series C Preferred Stock so issued, which Partnership Preferred Units shall have designations, preferences and other rights, terms and provisions that are substantially the same as the designations, preferences and other rights, terms and provisions of the Series C Preferred Stock, except as otherwise set forth herein; and

     WHEREAS, pursuant to Section 3.03(a) of the Agreement, the General Partner is authorized to determine the relative rights and powers of such Partnership Preferred Units in its sole discretion.

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

     1. The Agreement is hereby amended by the addition of a new exhibit, entitled "EXHIBIT E", in the form attached hereto, which shall be attached to and made a part of the Agreement.

     2. Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Agreement shall remain unmodified and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Agreement are hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

                              GENERAL PARTNER:
                              HOME PROPERTIES OF NEW YORK, INC.

                              By: ___________________________________

                                   Name: Amy L. Tait

                                   Title:  Executive Vice President

                            EXHIBIT E

              PARTNERSHIP UNIT DESIGNATION OF THE SERIES C PARTNERSHIP PREFERRED UNITS OF HOME PROPERTIES OF NEW YORK, L.P.

     1. NUMBER OF UNITS AND DESIGNATION.

     A class of Partnership Preferred Units is hereby designated as "Series C Partnership Preferred Units," and the number of Partnership Preferred Units constituting such series shall be 400,000.

     2. DEFINITIONS.

     For purposes of the Series C Partnership Preferred Units, the following terms shall have the meanings indicated in this Section 2, and capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Agreement:

     "AGREEMENT" shall mean the Second Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of September 23, 1997, as amended.

     "CALL  DATE"  shall  have  the  meaning  set forth in paragraph (a) of
     Section 5 of this EXHIBIT E.

     "COMMON Stock" shall mean the Common Stock, $0.01 par value per share, of the General Partner or such shares of the General Partner's capital stock into which outstanding shares of Common Stock shall be reclassified.

     "DISTRIBUTION PAYMENT DATE" shall mean any date on which cash dividends are paid on all outstanding shares of the Series C Preferred Stock.

     "JUNIOR PARTNERSHIP UNITS" shall have the meaning set forth in paragraph (c) of Section 9 of this EXHIBIT E.

     "PARITY PARTNERSHIP UNITS" shall have the meaning set forth in paragraph (b) of Section 9 of this EXHIBIT E.

     "PARTNERSHIP" shall mean Home Properties of New York, L.P., a New York limited partnership.

     "PARTNERSHIP COMMON UNITS" shall mean a fractional, undivided share of the Partnership Interests of all Partners issued pursuant to Section
     3.01 and 3.02 of the Agreement.

     "REPURCHASE DATE " SHALL have the meaning set forth in paragraph (a) of Section 6 of this EXHIBIT E.


     "SENIOR PARTNERSHIP UNITS" shall have the meaning set forth in paragraph (a) of Section 9 of this Exhibit E.


     "SERIES C ARTICLES SUPPLEMENTARY " MEANS the Articles Supplementary to the Amended and restated Articles of Incorporation of the General Partner, dated May 19, 2000, designating the Series C Preferred Stock.


     "SERIES C PARTNERSHIP PREFERRED UNIT" means a Partnership Preferred Unit with the designations, preferences and relative, participating, optional or other special rights, powers and duties as are set forth in this EXHIBIT E. It is the intention of the General Partner that each Series C Partnership Preferred Unit shall be substantially the economic equivalent of one share of Series C Preferred Stock.

     "SERIES C PREFERRED STOCK" means the Series C Convertible Cumulative Preferred Stock, par value $0.01 per share, of the General Partner, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption set forth in the Series C Articles Supplementary.

     3. DISTRIBUTIONS.

          On every Distribution Payment Date, the holders of Series C Partnership Preferred Units shall be entitled to receive distributions payable in cash in an amount per Series C Partnership Preferred Unit equal to the per share dividend payable on the Series C Preferred Stock on such Distribution Payment Date. Each such distribution shall be payable to the holders of record of the Series C Partnership Preferred Units, as they appear on the records of the Partnership at the close of business on the record date for the dividend payable with respect to the Series C Preferred Stock on such Distribution Payment Date. Holders of Series C Partnership Preferred Units shall not be entitled to any distributions on the Series C Partnership Preferred Units, whether payable in cash, property or stock, except as provided herein.

     4. LIQUIDATION PREFERENCE.

          (a) In the event of any liquidation, dissolution or winding up of the Partnership, whether voluntary or involuntary, before any payment or distribution of the Partnership (whether capital, surplus or otherwise) shall be made to or set apart for the holders of Junior Partnership Units, the holders of Series C Partnership Preferred Units shall be entitled to receive the greater of: (x) One Hundred Dollars ($100.00) per Series C Partnership Preferred Unit , plus an amount per Series C Partnership Preferred Unit equal to all dividends (whether or not declared) accumulated, accrued and unpaid on one share of Series C Preferred Stock to the date of final distribution to such holders; and (y) the amount per Series C Partnership Preferred Unit a holder would receive if such holder converted his or her Series C Partnership Preferred Units into Partnership Common Units immediately prior to such liquidation, dissolution or winding-up (the "Liquidation Preference"); but such holders shall not be entitled to any further payment. Until the holders of the Series C Partnership Preferred Units have been paid the Liquidation Preference in full, no payment shall be made to any holder of Junior Partnership Units upon the liquidation, dissolution or winding up of the Partnership. If, upon any liquidation, dissolution or winding up of the Partnership, the assets of the Partnership, or proceeds thereof, distributable among the holders of Series C Partnership Preferred Units shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any Parity Partnership Units, then such assets, or the proceeds thereof, shall be distributed among the holders of Series C Partnership Preferred Units and any such Parity Partnership Units ratably in the same proportion as the respective amounts that would be payable on such Series C Partnership Preferred Units and any such other Parity Partnership Units if all amounts payable thereon were paid in full. For the purposes of this Section 4, (i) a consolidation or merger of the Partnership with one or more partnerships, or (ii) a sale or transfer of all or substantially all of the Partnership's assets shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Partnership.

          (b) Upon any liquidation, dissolution or winding up of the Partnership, after payment shall have been made in full to the holders of Series C Partnership Preferred Units and any Parity Partnership Units, as provided in this Section 4, any other series or class or classes of Junior Partnership Units shall, subject to the respective terms thereof, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series C Partnership Preferred Units and any Parity Partnership Units shall not be entitled to share therein.

     5. REDEMPTION.

     Series C Partnership Preferred Units shall be redeemable by the Partnership as follows:

          (a) At any time that the General Partner exercises its right to redeem all or any of the shares of Series C Preferred Stock, the General Partner shall cause the Partnership to redeem an equal number of Series C Partnership Preferred Units, at a redemption price per Series C Partnership Preferred Unit equal to the same price paid by the General Partner to redeem the Series C Preferred Stock, and such price shall be paid in the same manner as paid by the General Partner for the Series C Preferred Stock redeemed on the same date as the date of redemption of the Series C Preferred Stock (the "Call Date"), in the manner set forth herein; provided, however, that in the event of a redemption of Series C
Partnership Preferred Units, if the Call Date occurs after a dividend record date for the Series C Preferred Stock and on or prior to the related Distribution Payment Date, the distribution payable on such Distribution Payment Date in respect of such Series C Partnership Preferred Units called for redemption shall be payable on such Distribution Payment Date to the holders of record of such Series C Partnership Preferred Units on the applicable dividend record date, and shall not be payable as part of the redemption price for such Series C Partnership Preferred Units.

     (b) If the Partnership shall redeem Series C Partnership Preferred Units pursuant to paragraph (a) of this Section 5, from and after the Call Date (unless the Partnership shall fail to make available the amount of cash or other forms of consideration necessary to effect such redemption),
(i) except for payment of the redemption price, the Partnership shall not make any further distributions on the Series C Partnership Preferred Units so called for redemption, (ii) said units shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series C Partnership Preferred Units of the Partnership shall cease except the rights to receive the cash payable upon such redemption, without interest thereon; provided, however, that if a Call Date occurs after a dividend record date for the Series C Preferred Stock and on or prior to the related Distribution Payment Date, the full distribution payable on such Distribution Payment Date in respect of such Series C Partnership Preferred Units called for redemption shall be payable on such Distribution Payment Date to the holders of record of such Series C Partnership Preferred Units on the applicable dividend record date notwithstanding the prior redemption of such Series C Partnership Preferred Units. No interest shall accrue for the benefit of the holders of Series C Partnership Preferred Units to be redeemed on any cash set aside by the Partnership.

     6. REPURCHASE

          Series C Partnership Preferred Units shall be repurchased by the Partnership if a "Fundamental Change" or "REIT Termination Event" (as such terms are defined in the Series C Articles Supplementary) occurs and the General Partner is required to repurchase any of the shares of Series C Preferred Stock.

     (a) At the time that the General Partner repurchases any of the shares of Series C Preferred Stock, the General Partner shall cause the Partnership to repurchase an equal number of Series C Partnership Preferred Units, at a price per Series C Partnership Preferred Unit equal to the repurchase price specified in the Series C Articles Supplementary for the shares of Series C Preferred Stock, and such price shall be paid in the same manner as paid by the General Partner for the Series C Preferred Stock repurchased on the same date as the date of repurchase of the Series C Preferred Stock (the "Repurchase Date"), in the manner set forth herein; provided, however, that in the event of a repurchase of Series C Partnership Preferred Units, if the Repurchase Date occurs after a dividend record date for the Series C Preferred Stock and on or prior to the related Distribution Payment Date, the distribution payable on such Distribution Payment Date in respect of such Series C Partnership Preferred Units to be repurchased shall be payable on such Distribution Payment Date to the holders of record of such Series C Partnership Preferred Units on the applicable dividend record date, and shall not be payable as part of the Repurchase Price for such Series C Partnership Preferred Units.

     (b) If the Partnership shall repurchase Series C Partnership Preferred Units pursuant to paragraph (a) of this Section 6, from and after the Repurchase Date (unless the Partnership shall fail to make available the amount of cash or other forms of consideration necessary to effect such redemption), (i) except for payment of the repurchase price, the
Partnership shall not make any further distributions on the Series C Partnership Preferred Units repurchased, (ii) said units shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series C Partnership Preferred Units of the Partnership shall cease except the rights to receive the cash payable upon such repurchase, without interest thereon; provided, however, that if a Repurchase Date occurs after a dividend record date for the Series C Preferred Stock and on or prior to the related Distribution Payment Date, the full distribution payable on such Distribution Payment Date in respect of such Series C Partnership Preferred Units to be repurchased shall be payable on such Distribution Payment Date to the holders of record of such Series C Partnership Preferred Units on the applicable dividend record date notwithstanding the prior repurchase of such Series C Partnership Preferred Units. No interest shall accrue for the benefit of the holders of Series C Partnership Preferred Units to be repurchased on any cash set aside by the Partnership.

     7. STATUS OF REACQUIRED UNITS.

     All Series C Partnership Preferred Units which shall have been issued and reacquired in any manner by the Partnership shall be deemed cancelled.

     8. CONVERSION.

     Series C Partnership Preferred Units shall be convertible as follows:

          (a) Upon any conversion of shares of Series C Preferred Stock into shares of Common Stock, the General Partner shall cause a number of Series C Partnership Preferred Units equal to the number of such converted shares of Series C Preferred Stock to be converted by the holders thereof into Partnership Common Units. The conversion ratio in effect from time to time for the conversion of Series C Partnership Preferred Units into Partnership Common Units pursuant to this Section 8 shall at all times be equal to, and shall be automatically adjusted as necessary to reflect, the conversion ratio in effect from time to time for the conversion of Series C Preferred Stock into Common Stock.

          (b) In the event of a conversion of any Series C Partnership Preferred Units, the Partnership shall make a cash payment to the holder thereof equal to the cash payment required to be made by the General Partner to the holder of the shares of Series C Preferred Stock the conversion of which required the conversion of such Series C Partnership Preferred Units. Holders of Series C Partnership Preferred Units at the close of business on a distribution payment record date shall be entitled to receive the distribution payable on such units on the corresponding Distribution Payment Date notwithstanding the conversion thereof following such distribution payment record date and prior to such Distribution Payment Date. Except as provided above, the Partnership shall make no payment or allowance for unpaid distributions on converted units or for distributions on the Partnership Common Units issued upon such conversion. Each conversion of Series C Partnership Preferred Units into Partnership Common Units shall be deemed to have been effected at the same time and date that the corresponding conversion of Series C Preferred Stock into Common Stock is deemed to have been effected.



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          (c) No fractional Partnership Common Units shall  be  issued upon conversion  of  Series  C  Partnership  Preferred  Units.  Instead  of  any
fractional  Partnership  Common  Units  that would otherwise be deliverable
upon  the  conversion  of  Series  C  Partnership   Preferred   Units,  the
Partnership shall pay to the holder of such converted units an amount in cash equal to the cash payable to a holder of an equivalent number of converted shares of Series C Preferred Stock in lieu of fractional shares of Common Stock.

          (d) The Partnership will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of (i) the issue or delivery of Partnership Common Units or other securities or property on conversion or redemption of Series C Partnership Preferred Units pursuant hereto, and (ii) the issue or delivery of Common Stock or other securities or property on conversion or redemption of Series C Preferred Stock pursuant to the terms hereof.

     9.  RANKING.

     Any class or series of Partnership Units of the Partnership shall be deemed to rank:

          (a) prior or senior to the Series C Partnership Preferred Units, as to the payment of distributions and as to distributions of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series C Partnership Preferred Units ("Senior Partnership Units");

          (b) on a parity with the Series C Partnership Preferred Units, as to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per unit or other denomination thereof be different from those of the Series C Partnership Preferred Units if the holders of such class or series of Partnership Units and the Series C Partnership Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per unit or other denomination or liquidation preferences, without preference or priority one over the other (the Partnership Units referred to in this paragraph being hereinafter referred to as "Parity Partnership Units"), and

          (c) junior to the Series C Partnership Preferred Units, as to the payment of distributions and as to the distribution of assets upon liquidation, dissolution or winding up, if such class or series of Partnership Units shall be Partnership Common Units or the holders of Series C Partnership Preferred Units shall be entitled to receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of such class or series of Partnership Units (the Partnership Units referred to in this paragraph being hereinafter referred to, collectively, as "Junior Partnership Units").




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     10. SPECIAL ALLOCATIONS.

          (a) Gross income and, if necessary, gain shall be allocated to the holders of Series C Partnership Preferred Units for any Fiscal Year (and, if necessary, subsequent Fiscal Years) to the extent that the holders of Series C Partnership Preferred Units receive a distribution on any Series C Partnership Preferred Units (other than an amount included in any redemption pursuant to Section 5 hereof) with respect to such Fiscal Year.

          (b) If any Series C Partnership Preferred Units are redeemed pursuant to Section 5 hereof, for the Fiscal Year that includes such redemption (and, if necessary, for subsequent Fiscal Years) (a) gross income and gain (in such relative proportions as the General Partner in its discretion shall determine) shall be allocated to the holders of Series C Partnership Preferred Units to the extent that the redemption amounts paid or payable with respect to the Series C Partnership Preferred Units so redeemed exceeds the aggregate Capital Contributions (net of liabilities assumed or taken subject to by the Partnership) per Series C Partnership Preferred Unit allocable to the Series C Partnership Preferred Units so redeemed and (b) deductions and losses (in such relative proportions as the General Partner in its discretion shall determine) shall be allocated to the holders of Series C Partnership Preferred Units to the extent that the aggregate Capital Contributions (net of liabilities assumed or taken subject to by the Partnership) per Series C Partnership Preferred Unit allocable to the Series C Partnership Preferred Units so redeemed exceeds the redemption amount paid or payable with respect to the Series C Partnership Preferred Units so redeemed.

     11. RESTRICTIONS ON OWNERSHIP.

     The Series C Partnership Preferred Units shall be owned and held solely by the General Partner or the QRS.

     12. VOTE REQUIRED FOR AMENDMENT, MERGER, CONSOLIDATION, ETC.

     So long as any Series C Partnership Preferred Units are outstanding, in addition to any other vote or consent required by law or by the Agreement, the affirmative vote of at least 66-2/3% of the holders of the Series C Partnership Preferred Units, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

          (a) Any amendment, alteration or repeal of any of the provisions of the Agreement, or this Exhibit E thereto, that materially and adversely affects the powers, rights or preferences of the holders of the shares of Series C Partnership Preferred Units; PROVIDED, HOWEVER, that the amendment of the provisions of the Agreement so as to authorize or create or to increase the authorized amount of, any Junior Partnership Units, or other Units that are not senior in any respect to the Series C Partnership Preferred Units or any Parity Partnership Units shall not be deemed to materially adversely affect the powers, rights or preferences of the holders of Series C Partnership Preferred Units; or

          (b) An exchange that affects the Series C Partnership Preferred Units, a consolidation with or merger of the Partnership into another entity, or a consolidation with or merger of another entity into the Partnership, unless in each such case each Series C Partnership Preferred Unit (i) shall remain outstanding without a material and adverse change to its terms and rights or (ii) shall be converted into or exchanged for convertible preferred securities of the surviving entity having preferences, conversion or other rights, powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption thereof identical to that of a Series C Partnership Preferred Unit (except for changes that, do not materially and adversely affect the holders of the Series C Partnership Preferred Units); or

          (c) The authorization, reclassification or creation of, or the increase in the authorized amount of, any Units of any series, or any security convertible into Units of any series, ranking prior to the Series C Partnership Preferred Units in the distribution of assets on any liquidation, dissolution or winding up of the Partnership or in the payment of distributions; or

          (d) Any increase in the authorized amount of Series C Partnership Preferred Units or decrease in the authorized amount of Series C Partnership Preferred Units below the number of Series C Partnership Preferred Units then issued and outstanding;

PROVIDED, HOWEVER, that no such vote of the holders of Series C Partnership Preferred Units shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior Units or convertible security is to be made, as the case may be, provision is made for the redemption or repurchase of all Series C Partnership Preferred Units at the time outstanding to the extent such redemption or repurchase is authorized by Section 5 or 6 hereof.

     For purposes of the foregoing provisions of this Section 12, each Series C Partnership Preferred Unit shall have one (1) vote, except that when any other series of Preferred Units shall have the right to vote with the Series C Partnership Preferred Units as a single class on any matter, then the Series C Partnership Preferred Units and such other series shall have with respect to such matters one (1) vote per $100.00 of stated value. Except as otherwise required by applicable law or as set forth herein, the Series C Partnership Preferred Units shall not have any relative, participating, optional or other special voting rights and powers other than as set forth herein, and the consent of the holders thereof shall not be required for the taking of any Partnership action.



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     13. GENERAL

          (a) The ownership of Series C Partnership Preferred Units may (but need not, in the sole and absolute discretion of the General Partner) be evidenced by one or more certificates. The General Partner shall amend Exhibit A to the Agreement from time to time to the extent necessary to reflect accurately the issuance of, and subsequent conversion, redemption, or any other event having an effect on the ownership of, Series C Partnership Preferred Units.

          (b) The rights of the General Partner and the QRS, in their capacity as holders of the Series C Partnership Preferred Units, are in addition to and not in limitation of any other rights or authority of the General Partner or the QRS, respectively, in any other capacity under the Agreement or applicable law. In addition, nothing contained herein shall be deemed to limit or otherwise restrict the authority of the General Partner or the QRS under the Agreement, other than in their capacity as holders of the Series C Partnership Preferred Units.

          14. ECONOMIC EQUIVALENCY.

          Notwithstanding any other provision of this EXHIBIT E, the shares of Series C Preferred Stock and the Series C Partnership Preferred Units are intended to be substantially equivalent in distributions and other payments. In the event that any provision of this EXHIBIT E would result in a different distribution or other payments being made to the holder of a Series C Partnership Preferred Units than to a holder of a share of Series C Preferred Stock, this EXHIBIT E shall be deemed automatically amended to conform to the terms of the Series C Articles Supplementary with respect to such distribution or other payment.





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